Exhibit 99.2
First Quarter 2025 Financial Results
MAY 9, 2025

Telos Corporation Delivers 16.1% Sequential Revenue Growth and Positive Cash Flow in First Quarter of 2025; Reports $30.6 Million of Revenue, 39.8% GAAP Gross Margin, 45.3% Cash Gross Margin[1] and $6.1 Million of Cash Flow from Operations

Financial Summary
•Delivered $30.6 million of revenue, including $25.8 million or 84.3% from Security Solutions and $4.8 million or 15.7% from Secure Networks
•Revenue grew 16.1% sequentially from the fourth quarter of 2024, driven by 17.8% growth in Security Solutions primarily due to:
◦The Defense Manpower Data Center (DMDC) program ramping towards full operational capacity
◦The continued growth in TSA PreCheck® enrollment locations; Expanded network of enrollment centers to 291 locations
•GAAP gross margin expanded 278 bps year-over-year to 39.8% primarily due to favorable program mix; Cash gross margin1 increased 313 bps to 45.3%
•GAAP net loss was $8.6 million; Adjusted EBITDA1 was $0.4 million, up $2.7 million year-over-year as a result of revenue growth, cash gross margin1 expansion, and lower adjusted operating expenses1, excluding depreciation and amortization, due to the restructuring and cost reduction initiatives implemented in 3Q 2024
•Cash flow from operations was a $6.1 million inflow and free cash flow1 was a $3.8 million inflow due to sequential revenue growth, higher profit, favorable working capital dynamics, and lower capital expenditures
Outlook
•Second Quarter Guidance: Forecasts 14% to 21% year-over-year revenue growth, revenues of $32.5 million - $34.5 million, Adjusted EBITDA2 loss of $2.1 million to $0.6 million

1 Cash Gross Margin, Adjusted Operating Expenses, Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures. Refer to “Non- GAAP Financial Measures” below.
2 Adjusted EBITDA is a non-GAAP financial measure. The Company has not provided a reconciliation to the most directly comparable GAAP measure to this forward-looking non-GAAP financial measure because certain items are out of the Company’s control or cannot be reasonably predicted. Accordingly, reconciliation of forward-looking Adjusted EBITDA is not available without unreasonable effort.

First Quarter 2025 Financial Highlights
	Three Months Ended
	March 31, 2025	March 31, 2024
	(amounts in millions, except per share data)
Revenue	$30.6	$29.6
Gross Profit	$12.2	$11.0
Gross Margin	39.8%	37.0%
Adjusted Gross Profit [1]	$12.4	$11.2
Adjusted Gross Margin [1]	40.4%	37.9%
Cash Gross Profit [1]	$13.9	$12.5
Cash Gross Margin [1]	45.3%	42.2%
GAAP Net Loss	$(8.6)	$(7.4)
Adjusted Net Loss [1]	$(2.1)	$(5.7)
EBITDA[1]	$(6.7)	$(5.3)
Adjusted EBITDA [1]	$0.4	$(2.3)
Adjusted EBITDA Margin [1]	1.2%	(7.9)%
GAAP EPS	$(0.12)	$(0.10)
Adjusted EPS [1]	$(0.03)	$(0.08)
Weighted-average Shares of Common Stock Outstanding	72.7	70.6
Cash Flow from Operations	$6.1	$(0.4)
Free Cash Flow [1]	$3.8	$(3.6)
1 Adjusted Gross Profit, Adjusted Gross Margin, Cash Gross Profit, Cash Gross Margin, Adjusted Net Loss, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted EPS, and Free Cash Flow are non-GAAP financial measures. Refer to "Non-GAAP Financial Measures" below.
Forward-Looking Statements
This summary contains forward-looking statements, including all of the information set forth in the “Outlook” section, which are made under the safe harbor provisions of the federal securities laws. These statements are based on the Company’s management’s current beliefs, expectations and assumptions about future events, conditions, and results and on information currently available to them. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. The Company believes that these risks and uncertainties include, but are not limited to, those described under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth from time to time in the Company’s filings and reports with the U.S. Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2024, and its Quarterly Reports on Form 10-Q, as well as future filings and reports by the Company, copies of which are available at https://investors.telos.com and on the SEC’s website at www.sec.gov.
Although the Company bases these forward-looking statements on assumptions that its management believes are reasonable when made, the Company cautions the reader that forward-looking statements are not guarantees of future performance and that the Company’s actual results of operations, financial condition and liquidity, and industry developments may differ materially from statements made in or suggested by the forward-looking statements contained in this summary. Given these risks, uncertainties, and other factors, many of which are beyond its control, the Company cautions the reader not to place undue reliance on these forward-looking statements. Any forward-looking statement speaks only as of the date of such statement and, except as required by law, the Company undertakes no obligation to update any forward-looking statement publicly, or to revise any forward-looking statement to reflect events or developments occurring after the date of the statement, even if new information becomes available in the future. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless specifically expressed as such, and should only be viewed as historical data.

Non-GAAP Financial Measures
In addition to our results determined in accordance with U.S. GAAP, we believe the non-GAAP financial measures of EBITDA, Adjusted EBITDA, EBITDA Margin, Adjusted EBITDA Margin, Adjusted Net Loss, Adjusted Earnings Per Share ("EPS"), Adjusted Gross Profit, Adjusted Gross Margin, Cash Gross Profit, Cash Gross Margin, Adjusted Operating Expenses, Cash Operating Expenses and Free Cash Flow are useful in evaluating our operating and cash flow performance. We believe that this non-GAAP financial information, when taken collectively with our GAAP results, may be helpful to readers of our financial statements because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. The non-GAAP financial information is presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly-titled non-GAAP measures used by other companies. A reconciliation is provided below for each of these non-GAAP financial measures to the most directly comparable financial measure stated in accordance with GAAP.
Telos believes that EBITDA, EBITDA Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Loss, Adjusted EPS, Adjusted Operating Expenses and Cash Operating Expenses provide the Board of Directors, management and investors with a clear representation of the Company’s core operating performance and trends, provide greater visibility into the long-term financial performance of the Company, and eliminate the impact of items that do not relate to the ongoing operating performance of the business. Further, Adjusted EBITDA is used by the Board of Directors and management to prepare and approve the Company’s annual budget, and to evaluate the performance of certain management personnel when determining incentive compensation. Adjusted Gross Profit, Cash Gross Profit, Adjusted Gross Margin and Cash Gross Margin provide management and investors a clear representation of the core economics of gross profit and gross margin without the impact of non-cash expenses and sunk costs expended. Telos uses Free Cash Flow to understand the cash flows that directly correspond with our operations and the investments the Company must make in those operations, using a methodology that combines operating cash flows and capital expenditures. Further, Free Cash Flow may be useful to management and investors in evaluating the Company's operating and cash flow performance and liquidity, and the Board of Directors uses this measure to evaluate the performance of certain management personnel when determining incentive compensation. Telos believes these non-GAAP financial measures facilitate the comparison of the Company’s operating and cash performance on a consistent basis between periods by excluding certain items that may, or could, have a disproportionately positive or negative impact on the Company’s results of operations in any particular period. When viewed in combination with the Company’s results prepared in accordance with GAAP, these non-GAAP financial measures help provide a broader picture of factors and trends affecting the Company’s results of operations.
EBITDA, Adjusted EBITDA, EBITDA Margin, Adjusted EBITDA Margin, Adjusted Net Loss, Adjusted EPS, Adjusted Gross Profit, Adjusted Gross Margin, Cash Gross Profit, Cash Gross Margin, Adjusted Operating Expenses, Cash Operating Expenses and Free Cash Flow are supplemental measures of operating and cash flow performance that are not made under GAAP and do not represent, and should not be considered as an alternative to gross profit, gross margin, net (loss) income, earnings per share, operating expenses or net cash flows (used in) provided by operating activities, as determined by GAAP.
The Company defines EBITDA as net (loss) income, adjusted for non-operating (income) expense, interest expense, provision for (benefit from) income taxes, and depreciation and amortization. The Company defines Adjusted EBITDA as EBITDA, adjusted for stock-based compensation expense, impairment loss on intangible assets, and restructuring expenses (adjustments). The Company defines EBITDA Margin, as EBITDA as a percentage of total revenue. The Company defines Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of total revenue. The Company defines Adjusted Net Loss as net (loss) income, adjusted for non-operating (income) expense, stock-based compensation expense, impairment loss on intangible assets, and restructuring expenses (adjustments). The Company defines Adjusted EPS as Adjusted Net Loss divided by the weighted-average number of common shares outstanding for the period. The Company defines Adjusted Gross Profit as gross profit, plus stock-based compensation expense, impairment loss on intangible assets, and restructuring expenses charged under cost of sales. The Company defines Adjusted Gross Margin as a Adjusted Gross Profit as a percentage of total revenue. The Company defines Cash Gross Profit as Adjusted Gross Profit, plus depreciation and amortization. The Company defines Cash Gross Margin as Cash Gross Profit as a percentage of total revenue. The Company defines Adjusted Operating Expenses as operating expenses, adjusted for stock-based compensation expenses and restructuring expenses (adjustments). The Company defines Cash Operating Expenses as Adjusted Operating Expenses, adjusted for depreciation and amortization, and capitalized software development costs. Free Cash Flow is defined as net cash (used in) provided by operating activities, less net purchases of property and equipment, and capitalized software development costs.

EBITDA, Adjusted EBITDA, EBITDA Margin, Adjusted EBITDA Margin, Adjusted Net Loss, Adjusted EPS, Adjusted Gross Profit, Adjusted Gross Margin, Cash Gross Profit, Cash Gross Margin, Adjusted Operating Expense, Cash Operating Expenses, and Free Cash Flow each has limitations as an analytical tool, and you should not consider any of them in isolation, or as a substitute for analysis of results as reported under GAAP. Among other limitations, each of EBITDA, Adjusted EBITDA, EBITDA Margin, Adjusted EBITDA Margin, Adjusted Net Income (Loss), Adjusted EPS, Adjusted Gross Profit, Adjusted Gross Margin, Cash Gross Profit, Cash Gross Margin, Adjusted Operating Expenses, Cash Operating Expenses, and Free Cash Flow does not reflect our cash expenditures, or future requirements, for capital expenditures or contractual commitments, does not reflect the impact of certain cash and non-cash charges resulting from matters considered not to be indicative of ongoing operations, and does not reflect income tax expense or benefit. Other companies in the Company’s industry may calculate Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Loss, Adjusted EPS, Adjusted Gross Profit, Adjusted Gross Margin, Cash Gross Profit, Cash Gross Margin, Adjusted Operating Expenses, Cash Operating Expenses, and Free Cash Flow differently than Telos does, which limits its usefulness as a comparative measure. Because of these limitations, neither EBITDA, Adjusted EBITDA, EBITDA Margin, Adjusted EBITDA Margin, Adjusted Net Loss, Adjusted EPS, Adjusted Gross Profit, Adjusted Gross Margin, Cash Gross Profit, Cash Gross Margin, Adjusted Operating Expenses, Cash Operating Expenses nor Free Cash Flow should be considered as a replacement for gross profit, gross margin, net (loss) income, earnings per share, operating expenses, or net cash flows (used in) provided by operating activities, as determined by GAAP, or as a measure of profitability. Telos compensates for these limitations by relying primarily on the Company’s GAAP results and using non-GAAP measures only for supplemental purposes.
About Telos Corporation
Telos Corporation (NASDAQ: TLS) empowers and protects the world’s most security-conscious organizations with solutions for continuous security assurance of individuals, systems, and information. Telos’ offerings include cybersecurity solutions for IT risk management and information security; cloud security solutions to protect cloud-based assets and enable continuous compliance with industry and government security standards; and enterprise security solutions for identity and access management, secure mobility, organizational messaging, and network management and defense. The Company serves commercial enterprises, regulated industries and government customers around the world.
Media:
media@telos.com
Investors:
InvestorRelations@telos.com

TELOS CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	For the Three Months Ended
	March 31, 2025	March 31, 2024

	(in thousands, except per share amounts)
Revenue – Security Solutions	$25,818	$18,640
Revenue – Secure Networks	4,798	10,979
Total revenue	30,616	29,619
Cost of sales – Security Solutions (excluding depreciation and amortization)	13,257	8,739
Cost of sales – Secure Networks (excluding depreciation and amortization)	3,674	8,641
Depreciation and amortization	1,503	1,278
Total cost of sales	18,434	18,658
Gross profit	12,182	10,961
Operating expenses
Research and development expenses	1,571	3,170
Selling, general and administrative expenses	19,633	16,229
Total operating expenses	21,204	19,399
Operating loss	(9,022)	(8,438)
Other income	561	1,252
Interest expense	(147)	(175)
Loss before income taxes	(8,608)	(7,361)
Benefit from (provision for) income taxes	4	(17)
Net loss	$(8,604)	$(7,378)

Net loss per share:
Basic	$(0.12)	$(0.10)
Diluted	$(0.12)	$(0.10)

Weighted-average shares outstanding:
Basic	72,715	70,628
Diluted	72,715	70,628

TELOS CORPORATION
CONSOLIDATED BALANCE SHEETS
(Unaudited)

	March 31, 2025	December 31, 2024

	(in thousands, except per share and share data)
Assets:
Cash and cash equivalents	$57,791	$54,578
Accounts receivable, net	18,750	19,172
Inventories, net	1,489	1,783
Prepaid expenses	15,279	15,092
Other current assets	834	793
Total current assets	94,143	91,418
Property and equipment, net	3,885	4,283
Finance lease right-of-use assets, net	5,086	5,391
Operating lease right-of-use assets, net	570	622
Goodwill	17,922	17,922
Intangible assets, net	31,156	30,410
Other assets	5,299	8,189
Total assets	$158,061	$158,235
Liabilities and Stockholders' Equity:
Liabilities:
Accounts payable and other accrued liabilities	$5,817	$4,300
Accrued compensation and benefits	7,434	7,608
Contract liabilities	6,745	6,838
Finance lease obligations – current portion	1,915	1,877
Operating lease obligations – current portion	215	210
Other current liabilities	1,404	1,302
Total current liabilities	23,530	22,135
Finance lease obligations – non-current portion	7,151	7,641
Operating lease obligations – non-current portion	362	418
Deferred income taxes	809	813
Other liabilities	95	91
Total liabilities	31,947	31,098
Commitments and contingencies
Stockholders’ equity:
Common stock, $0.001 par value, 250,000,000 shares authorized, 73,319,993 shares and 72,514,652 shares issued and outstanding as of March 31, 2025, and December 31, 2024, respectively	112	111
Additional paid-in capital	461,994	454,502
Accumulated other comprehensive loss	(41)	(129)
Accumulated deficit	(335,951)	(327,347)
Total stockholders’ equity	126,114	127,137
Total liabilities and stockholders’ equity	$158,061	$158,235

TELOS CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	For the Three Months Ended
	March 31, 2025	March 31, 2024

	(in thousands)
Cash flows from operating activities:
Net loss	$(8,604)	$(7,378)
Adjustments to reconcile net loss to cash provided by (used in) operating activities:
Stock-based compensation	7,048	2,984
Depreciation and amortization	2,336	3,129
(Benefit from) provision for deferred income tax	(4)	12
(Recovery from) provision for doubtful accounts	(5)	41
Amortization of debt issuance costs	17	17
Changes in other operating assets and liabilities:
Accounts receivable	427	11,703
Inventories	294	(44)
Prepaid expenses, other current assets, other assets	2,722	(171)
Accounts payable and other accrued payables	1,537	(6,549)
Accrued compensation and benefits	375	(3,054)
Contract liabilities	(93)	(734)
Other current liabilities	56	(306)
Net cash provided by (used in) operating activities	6,106	(350)
Cash flows from investing activities:
Capitalized software development costs	(2,214)	(3,202)
Purchases of property and equipment	(123)	(97)
Purchase of investment	—	(850)
Net cash used in investing activities	(2,337)	(4,149)
Cash flows from financing activities:
Payments under finance lease obligations	(452)	(416)
Payment of tax withholding related to net share settlement of equity awards	(104)	(430)
Net cash used in financing activities	(556)	(846)
Net change in cash, cash equivalents, and restricted cash	3,213	(5,345)
Cash, cash equivalents, and restricted cash, beginning of period	54,717	99,396
Cash, cash equivalents, and restricted cash, end of period	$57,930	$94,051

NON-GAAP FINANCIAL MEASURES
(Unaudited)

Reconciliation of Net Loss to EBITDA and Adjusted EBITDA; Net Loss Margin to EBITDA Margin and Adjusted EBITDA Margin
	For the Three Months Ended
	March 31, 2025		March 31, 2024
	Amount	Margin	Amount	Margin

	(dollars in thousands)
Net loss	$(8,604)	(28.1) %	$(7,378)	(24.9) %
Other income	(561)	(1.8) %	(1,252)	(4.2) %
Interest expense	147	0.5%	175	0.5%
(Benefit from) provision for income taxes	(4)	— %	17	0.1%
Depreciation and amortization	2,336	7.6%	3,129	10.6%
EBITDA (Non-GAAP)	(6,686)	(21.8) %	(5,309)	(17.9) %
Stock-based compensation expense (1)	7,048	23.0%	2,984	10.0%
Restructuring adjustments (2)	—	— %	(10)	— %
Adjusted EBITDA (Non-GAAP)	$362	1.2%	$(2,335)	(7.9) %
(1) The stock-based compensation expense to EBITDA as of March 31, 2025, and 2024 is made up of $5.5 million and $1.6 million, respectively, of stock-based compensation expense for the awarded RSUs, PSUs, and stock options, and $1.5 million and $1.3 million, respectively, of other sources of stock-based compensation expense. The other sources of stock-based compensation consist of accrued compensation, which the Company intends to settle in shares of the Company's common stock. However, the Company has the discretion to determine whether this compensation will ultimately be paid in stock or cash up until the date at which they are paid. Any change to the expected payment form would result in out-of-quarter adjustments to this add back to Adjusted EBITDA.
(2) The restructuring (adjustments) expenses include severance and other related benefit costs (including outplacement services and continuing health insurance coverage), external consulting and advisory fees related to implementing the restructuring plan.

Reconciliation of Net Loss to Adjusted Net Loss; EPS to Adjusted EPS
	For the Three Months Ended
	March 31, 2025		March 31, 2024
	Adjusted Net Loss	Adjusted Earnings Per Share	Adjusted Net Loss	Adjusted Earnings Per Share

	(in thousands, except per share data)
Net loss	$(8,604)	$(0.12)	$(7,378)	$(0.10)
Adjustments:
Other income	(561)	(0.01)	(1,252)	(0.02)
Stock-based compensation expense (1)	7,048	0.10	2,984	0.04
Restructuring adjustments (2)	—	—	(10)	—
Adjusted net loss (Non-GAAP measure)	$(2,117)	$(0.03)	$(5,656)	$(0.08)
Weighted-average shares of common stock outstanding, basic	72,715		70,628
(1) The stock-based compensation expense to net loss as of March 31, 2025, and 2024 is made up of $5.5 million and $1.6 million, respectively, of stock-based compensation expense for the awarded RSUs, PSUs and stock options, and $1.5 million and $1.3 million, respectively, of other sources of stock-based compensation expense. The other sources of stock-based compensation consist of accrued compensation, which the Company intends to settle in shares of the Company's common stock. However, the Company has the discretion to determine whether this compensation will ultimately be paid in stock or cash up until the date at which they are paid. Any change to the expected payment form would result in out-of-quarter adjustments to this add back to Adjusted Net Loss.
(2) The restructuring (adjustments) expenses include severance and other related benefit costs (including outplacement services and continuing health insurance coverage), external consulting and advisory fees related to implementing the restructuring plan.

Reconciliation of Gross Profit to Adjusted Gross Profit and Cash Gross Profit; Gross Margin to Adjusted Gross Margin and Cash Gross Margin
	For the Three Months Ended
	March 31, 2025		March 31, 2024
	Amount	Margin	Amount	Margin

	(dollars in thousands)
Gross profit	$12,182	39.8%	$10,961	37.0%
Adjustments:
Stock-based compensation expense — cost of sales	190	0.6%	257	0.9%
Adjusted gross profit (Non-GAAP)	12,372	40.4%	11,218	37.9%
Depreciation and amortization — cost of sales	1,503	4.9%	1,278	4.3%
Cash gross profit (Non-GAAP)	$13,875	45.3%	$12,496	42.2%

Reconciliation of Net Cash Provided by (Used in) Operating Activities to Free Cash Flow
	For the Three Months Ended
	March 31, 2025	March 31, 2024

	(in thousands)
Net cash provided by (used in) operating activities	$6,106	$(350)
Adjustments:
Capitalized software development costs	(2,214)	(3,202)
Purchases of property and equipment	(123)	(97)
Free cash flow (Non-GAAP)	$3,769	$(3,649)

Reconciliation of Operating Expenses to Adjusted Operating Expenses and Cash Operating Expenses
	For the Three Months Ended
	March 31, 2025	March 31, 2024

Operating expenses	$21,204	$19,399
Adjustments:
Stock-based compensation expense	(6,858)	(2,727)
Restructuring adjustments	—	10
Adjusted operating expenses (Non-GAAP)	14,346	16,682
Depreciation and amortization	(833)	(1,851)
Software R&D capitalized costs	2,270	3,026
Cash operating expenses (Non-GAAP)	$15,783	$17,857